CMA Pennsylvania
Municipal Money Fund


Annual Report




March 31, 2000

MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


To Our Shareholders:

For the year ended March 31, 2000, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 2.81%.* As of March 31, 2000, the Fund's 7-day yield was 3.13%.

Economic Environment
Pennsylvania's economy, which expanded modestly during 1999, began to moderate somewhat as the year ended. By March 31, 2000, growth in Pennsylvania was driven by the service industry, as the pace of expansion in most sectors cooled down. For example, a balance of data in the region's December Business Outlook Survey suggests continued growth in the manufacturing sector, but some slowing in growth of orders and shipments. Moreover, among manufacturers surveyed, a majority reported increases in manufacturing employment but also noted that the pace of employment growth was now slowing. In fact, manufacturing employment stabilized at approximately 17% of the commonwealth's workforce, while the service sector continued to increase and accounted for 32% of employment and approximately 30% of personal income. Total personal income for Pennsylvania grew more slowly than that of the nation, but on a per capita basis performance was average, ranking sixteenth among the states using this measure. Pennsylvania's household income is expected to keep up with the national average in the long term. The survey also reflected that although input price pressures were still evident, there was still no upward price pressure on final manufactured goods. The current prices paid index declined slightly from 24.8 in November to 24.4 in December, while the current prices received index fell from 11.6 to 2.2, respectively.

On January 14, 2000, the commonwealth of Pennsylvania issued $192 million in general obligation bonds. The bonds, which are rated Aa3 by Moody's Investors Service, Inc., were issued to fund various capital facilities and state projects. Including this newest issue, net tax-supported debt was equal to about $7.5 billion or a moderate $621 per capita. Almost 80% of the commonwealth's debt is general obligation, with the remainder secured by leases and special taxes. Tax anticipation borrowing was not utilized last year and while the 1999-2000 budget included borrowing of $560 million, none is expected this year.

Conversely, weak demographic trends continued to be a constraining factor for Pennsylvania's economy. The commonwealth's population declined by more than 8,000 people last year, the fourth straight year of decline. However, the commonwealth's industrial-diverse economy is a long-term advantage as it provides many avenues for future growth. Finally, electric utility deregulation and ongoing efforts to reduce business taxes may decrease Pennsylvania's business cost, making the state more competitive overall.

Investment Strategy
During the year ended March 31, 2000, the persistent strength of the US economy continued to fuel an already volatile interest rate environment. We began the period building on our relatively bearish position by continuing to reinvest the proceeds of maturing tax-exempt commercial paper into variable rate products. We did this in an effort to take advantage of the higher yields that were expected in April and May 1999 as a result of cash outflows during tax time. As May 1999 ended, a string of economic data pointing to the presence of inflationary pressures raised concerns about higher interest rates. These factors, along with comments made by Federal Reserve Board Chairman Alan Greenspan, caused yields on US Treasury securities to rise significantly as expectations of tighter monetary policy increased. For example, the yield on the one-year Treasury note, which began the period at 4.70%, rose to 5.20% by late June, an increase of 50 basis points (0.50%).

On June 30, 1999, the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate from 4.75% to 5.00%. Given our bearish position, as well as a meager June inflation report and the need to replace maturing notes, we purchased some one-year issues. However, with the bulk of the tax-exempt fixed rate supply expected during the late summer and concerns about inflation by the Federal Reserve Board once again in July, we maintained this bearish position for the Fund. On August 24, 1999, the Federal Reserve Board tightened monetary policy again by increasing the Federal Funds rate 25 basis points to 5.25%. At that time, we chose to attain a slightly bullish strategy. The basis for this strategy was twofold. First, comments made by the Federal Reserve Board after the second interest rate increase were not as negative as those made following the previous tightening. Second, the expectation of tighter monetary policy, combined with traditional issuance of cash flows notes in August and September caused yields on fixed rate issues to become more attractive, thus providing a valuable opportunity to take a more aggressive stance.

The second half of the fiscal year ended March 31, 2000 began with economic data that continued to point to a US economy that was overheating. Consequently, on November 16, 1999, the Federal Reserve Board tightened monetary policy a third time, increasing the Federal Funds rate to 5.50%. Although we expected the Federal Reserve Board would keep monetary policy on hold through year-end because of Year 2000 concerns, we anticipated additional tightening of monetary policy early in 2000. Thus, during this time we managed the Fund's interest rate risk by purchasing fixed rate issues that matured within 90 days--120 days in order to lock in higher yields than were expected in January and February 2000. As anticipated, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 25 basis points at both the February and March 2000 Federal Open Market Committee meetings.

Looking ahead, we continue to believe that the Federal Reserve Board may have to tighten monetary policy at least once more to slow the domestic economy. In addition, variable rate products traditionally outperform fixed rate products in April and May because of cash outflows during tax time. Given these factors, we ended the period with a slightly defensive position. This strategy allowed the Fund to perform above the average of its peer group for the year ended March 31, 2000, as measured by IBC Money Fund Report.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



April 26, 2000



*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.




Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

ACES SM    Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificate of Participation
CP         Commercial Paper
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
TRAN       Tax Revenue Anticipation Notes
UPDATES    Unit Price Demand Adjustable Tax-Exempt
           Securities
VRDN       Variable Rate Demand Notes


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of March 31, 2000                                                              (in Thousands)
                      Face
State                Amount                              Issue                                                   Value
Pennsylvania--                ABN Amro Munitops Certificates Trust:
99.3%               $15,879     Series 1999-16, 3.85% due 5/31/2000                                           $   15,879
                     11,000     VRDN, Series 1998-28, 3.99% due 4/05/2006 (d)                                     11,000
                      4,300   Allegheny County, Pennsylvania, Hospital Development Authority Revenue
                              Bonds (South Hills Health System), VRDN, 4.30% due 4/01/2008 (d)                     4,300
                              Allegheny County, Pennsylvania, Hospital Development Authority Revenue
                              Bonds (Presbyterian University Hospital), ACES (d):
                      4,020     Series B-1, 4% due 3/01/2018                                                       4,020
                        985     Series B-2, 4% due 3/01/2018                                                         985
                      4,380     Series B-3, 4% due 3/01/2018                                                       4,380
                     10,000   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development--Parkway Center Project), VRDN, Series A, 3.95% due
                              5/01/2009 (d)                                                                       10,000
                     10,400   Beaver County, Pennsylvania, IDA, Environmental Improvement Recreation
                              Revenue Bonds (BASF Corporation Project), VRDN, AMT, 4% due 9/01/2032 (d)           10,400
                      2,755   Beaver County, Pennsylvania, IDA, IDR (Standard Steel Specialty), VRDN, 4.10%
                              due 12/03/2007 (d)                                                                   2,755
                              Beaver County, Pennsylvania, IDA, PCR, Refunding:
                      4,000     (Atlantic Richfield Project), VRDN, 3.85% due 12/01/2020 (d)                       4,000
                     18,000     (Duquesne Light Company), CP, Series E, 3.95% due 7/06/2000 (a)                   18,000
                      6,155   Bedford County, Pennsylvania, IDA, Revenue Bonds (Defiance Metal Products),
                              VRDN, 4.10% due 2/01/2011 (d)                                                        6,155
                      1,830   Berks County, Pennsylvania, IDA, IDR (Valley Forge Flag Company, Inc.
                              Project), VRDN, AMT, Series A, 4.05% due 9/01/2006 (d)                               1,830
                      1,400   Boyertown, Pennsylvania, Area School District, TRAN, 3.75% due 6/30/2000             1,400
                      2,005   Bucks County, Pennsylvania, IDA, Revenue Bonds (Dunmore Corp. Project),
                              VRDN, 4.10% due 9/01/2012 (d)                                                        2,005
                      1,550   Central Dauphin, Pennsylvania, School District, GO, Refunding, Series A,
                              5% due 6/01/2000 (b)                                                                 1,555
                     24,995   Clipper Tax Exempt, COP, VRDN, AMT, Series 1999-6, 3.96% due 5/14/2002 (d)          24,995
                      3,000   Coatsville, Pennsylvania School District, TRAN, 4% due 6/30/2000                     3,003
                      1,580   Crawford County, Pennsylvania, IDA (Heatrix Inc. Project), VRDN, AMT,
                              Series A, 4.10% due 11/01/2017 (d)                                                   1,580
                      2,260   Dauphin County, Pennsylvania, General Authority Revenue Bonds, Series 1,
                              3.88% due 6/01/2000 (a)                                                              2,260
                      4,640   Dauphin County, Pennsylvania, General Authority, Revenue Refunding Bonds
                              (School District Pooled Financing Program II), VRDN, 3.88% due
                              9/01/2032 (a)(d)                                                                     4,640
                      4,590   Dauphin County, Pennsylvania, IDA, Revenue Bonds (Interconnection System
                              Project), VRDN, AMT, 4.10% due 1/01/2014 (d)                                         4,590
                      2,000   Delaware County, Pennsylvania, Authority Revenue Bonds (Widener University
                              Inc.), VRDN, 4% due 7/01/2014 (d)                                                    2,000
                      6,000   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES, VRDN,
                              3.90% due 12/01/2009 (d)                                                             6,000


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of March 31, 2000 (continued)                                                  (in Thousands)
                      Face
State                Amount                              Issue                                                   Value
Pennsylvania        $10,000   Eagle Tax-Exempt Trust, Beaver County, Pennsylvania, VRDN, Series 95-3503,
(continued)                   3.96% due 10/01/2020 (d)                                                        $   10,000
                              Eagle Tax-Exempt Trust, Pennsylvania GO:
                      4,300     Series 94-3803, 3.95% due 5/11/2000                                                4,300
                      5,940     Series 96C-3801, 3.95% due 5/11/2000                                               5,940
                      6,080   Eagle Tax-Exempt Trust, Pennsylvania, HFA, Series 94C-3801, 3.95% due
                              5/11/2000                                                                            6,080
                      3,040   East Hempfield Township, Pennsylvania, IDA, Revenue Bonds (Steckel Printing
                              Inc.), VRDN, AMT, 4.05% due 2/01/2013 (d)                                            3,040
                              Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (d):
                      9,265     3.90% due 12/01/2028 (c)                                                           9,265
                     10,000     Series D, 3.90% due 3/01/2024                                                     10,000
                      3,250   Erie County, Pennsylvania, IDR, Refunding (Reed Manufacturing Corp.
                              Project), VRDN, 4.10% due 6/01/2006 (d)                                              3,250
                      6,600   Erie, Pennsylvania, School District, TRAN, 3.95% due 6/30/2000                       6,600
                      6,520   Fayette County, Pennsylvania, IDA, IDR (Dynamic Materials Corp. Project),
                              VRDN, 4.15% due 9/01/2013 (d)                                                        6,520
                      4,655   Greene County, Pennsylvania, IDA Revenue Bonds (Manufacturing Facilities-
                              Kyowa America), VRDN, AMT, Series D, 4.10% due 7/01/2014 (d)                         4,655
                      5,625   Grove City, Pennsylvania, Area Hospital Authority, Health Care Facility
                              Revenue Bonds (John XXIII Home Project), VRDN, 3.90% due 2/01/2030 (d)               5,625
                     20,500   Indiana County, Pennsylvania, IDA, PCR, Refunding (Conemaugh Project),
                              VRDN, AMT, Series A, 3.95% due 6/01/2027 (d)                                        20,500
                      6,500   Iroquois, Pennsylvania, School District, GO, 4.50% due 6/01/2000                     6,508
                      2,845   Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue Bonds
                              (Jeannette District Memorial Hospital), VRDN, Series B, 4% due 11/01/2018 (d)        2,845
                      6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN, Series SGB-38, 3.96% due
                              9/15/2020 (d)                                                                        6,390
                      3,500   Lancaster County, Pennsylvania, GO, VRDN, 3.94% due 5/01/2030 (b)(d)                 3,500
                      1,330   Lancaster, Pennsylvania, IDA, Revenue Bonds (Kalas Manufacturing Inc.
                              Project), VRDN, AMT, Series B, 4.15% due 10/01/2004 (d)                              1,330
                      5,600   Lebanon County, Pennsylvania, Health Facilities Authority, Health Center
                              Revenue Refunding Bonds (United Church Of Christ Project), VRDN, 3.96% due
                              4/01/2024 (d)                                                                        5,600
                      1,275   Lehigh County, Pennsylvania, General Purpose Authority, Revenue Refunding
                              Bonds (Muhlenberg College), 5% due 8/01/2000 (a)                                     1,280
                      4,000   Monroe County, Pennsylvania, IDA, Revenue Refunding Bonds (UTD Steel
                              Enterprises Project), VRDN, AMT, Series A, 4.10% due 9/01/2013 (d)                   4,000
                        385   Montgomery County, Pennsylvania, GO, VRDN, 3.90% due 11/15/2001 (d)                    385
                      3,500   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development--Valley Forge Plaza), VRDN, 3.90% due 12/01/2013 (d)                     3,500
                      3,285   Moon, Pennsylvania, IDA, Commercial Development (One Thorn Run Center
                              Project), VRDN, Series A, 3.95% due 11/01/2015 (d)                                   3,285
                     13,200   Northampton County, Pennsylvania, Higher Education Authority Revenue
                              Bonds (Lafayette College), VRDN, Series A, 4% due 11/01/2028 (d)                    13,200
                              Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
                      3,570     (Manufacturing Facilities--MCS Industries Inc.), 4.05% due 6/01/2012               3,570
                      4,150     (Reale Association Project), 4.05% due 4/01/2012                                   4,150
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds, VRDN (d):
                      4,600     AMT, Series D-7, 4.10% due 8/01/2022                                               4,600
                      1,400     AMT, Series F-5, 4.10% due 12/01/2006                                              1,400
                      3,100     (Gutchess Hardwoods Inc. Project), Series B, 4% due 4/01/2005                      3,100
                        925     (Wendt Dunning Co. Project), AMT, 4.15% due 9/01/2010                                925


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of March 31, 2000 (continued)                                                  (in Thousands)
                      Face
State                Amount                              Issue                                                   Value
Pennsylvania                  Pennsylvania Energy Development Authority Revenue Bonds, VRDN, AMT (d):
(continued)         $ 4,795     (B&W Ebensburg Project), 3.90% due 12/01/2011                                 $    4,795
                     14,000     (Piney Creek), Series A, 3.90% due 12/01/2011                                     14,000
                        900     (Piney Creek), Series C, 3.90% due 12/01/2011                                        900
                      3,500   Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
                              Refunding Bonds (Philadelphia Funding Program), 4.50% due 6/15/2000 (b)              3,509
                      2,500   Pennsylvania State, GO, First Series, 5% due 5/01/2000                               2,504
                              Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue
                              Bonds, VRDN, AMT (d):
                      3,100     Series A, 4% due 1/01/2018                                                         3,100
                     16,000     Series A, 4% due 3/01/2027                                                        16,000
                     25,800     Series C, 4% due 7/01/2018                                                        25,800
                      3,200   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Bonds (Pennsylvania College of Optometry), VRDN, 3.90%
                              due 3/01/2026 (d)                                                                    3,200
                              Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
                      2,700     (Association of Independent Colleges and Universities--MercyHurst
                                College), Series E-1, 4.50% due 11/01/2000                                         2,711
                      7,000     (Association of Independent Colleges and Universities), Series D-5,
                                3.75% due 5/01/2000                                                                7,003
                      1,600     (Laffayette College Notes), 4.50% due 11/29/2000                                   1,606
                      2,540   Philadelphia, Pennsylvania, Authority for Industrial Development, IDR
                              (David Michael & Co. Inc.), VRDN, AMT, 4.15% due 10/01/2006 (d)                      2,540
                     15,000   Philadelphia, Pennsylvania, GO, TRAN, Series A, 4.25% due 6/30/2000                 15,027
                      5,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, CP, Series C, 3.85%
                              due 5/12/2000                                                                        5,000
                      6,500   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                              Authority, Hospital Revenue Bonds (Children's Hospital of Philadelphia
                              Project), VRDN, 3.85% due 3/01/2027 (d)                                              6,500
                              Philadelphia, Pennsylvania, School District, GO, TRAN:
                      4,000     Series B, 4% due 6/30/2000                                                         4,005
                     15,000     Series C, 4% due 6/30/2000                                                        15,000
                      2,000   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage Revenue
                              Refunding Bonds, AMT, Series E, 3.65% due 8/15/2000                                  2,000
                     32,300   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
                              Bonds (Northeastern Power Company), VRDN, AMT, Series B, 3.95% due
                              12/01/2022 (d)                                                                      32,300
                      3,700   Somerset County, Pennsylvania, Hospital Authority Revenue Bonds (Somerset
                              Community Hospital Project), Series A, 4.30% due 3/01/2001                           3,700
                      3,000   Somerset County, Pennsylvania, IDA, Revenue Bonds (Welding & Steel Project),
                              VRDN, AMT, 3.95% due 3/01/2015 (d)                                                   3,000
                              Venango, Pennsylvania, IDA, Revenue Bonds (Scrubgrass Generating Company
                              Project), CP, AMT:
                      4,100     4% due 7/13/2000                                                                   4,100
                      7,215     4.05% due 7/21/2000                                                                7,215
                              Venango, Pennsylvania, IDA, Revenue Refunding Bonds (Scrubgrass Generating
                              Company Project), CP, AMT:
                      2,500     Series A, 3.95% due 5/18/2000                                                      2,500
                      9,000     Series A, 4.05% due 7/14/2000                                                      9,000
                      5,000     Series A, 3.95% due 7/20/2000                                                      5,000
                      4,650     Series B, 3.90% due 5/18/2000                                                      4,650
                      5,400     Series B, 3.90% due 7/14/2000                                                      5,400
                      4,200     Series B, 3.95% due 7/20/2000                                                      4,200


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of March 31, 2000 (concluded)                                                  (in Thousands)
                      Face
State                Amount                              Issue                                                   Value
Pennsylvania        $ 2,500   Westmoreland County, Pennsylvania, IDA, Revenue Bonds (Newcomer
(concluded)                   Products), VRDN, AMT, 4.10% due 12/01/2006 (d)                                  $    2,500
                      1,650   York County, Pennsylvania, IDA, Economic Development Revenue Bonds
                              (Fypon Limited Project), VRDN, AMT, 4.10% due 4/01/2015 (d)                          1,650
                      2,000   York, Pennsylvania, General Authority, Pooled Financing Revenue Bonds,
                              VRDN, 3.95% due 9/01/2026 (d)                                                        2,000


Puerto Rico--         3,242   Puerto Rico Commonwealth, Government Development Bonds, CP, 3.50%
0.6%                          due 4/05/2000                                                                        3,242


                              Total Investments (Cost--$538,732*)--99.9%                                         538,732

                              Other Assets Less Liabilities--0.1%                                                    445
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  539,177
                                                                                                              ==========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Statement of Assets and Liabilities as of March 31, 2000
Assets:
Investments, at value (identified cost--$538,732,193)                                                    $   538,732,193
Cash                                                                                                             388,335
Receivables:
 Interest                                                                              $     3,619,635
 Securities sold                                                                               215,045         3,834,680
                                                                                       ---------------
Prepaid registration fees and other assets                                                                     1,019,785
                                                                                                         ---------------
Total assets                                                                                                 543,974,993
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                        4,301,027
 Investment adviser                                                                            208,370
 Distributor                                                                                   174,843         4,684,240
                                                                                       ---------------
Accrued expenses and other liabilities                                                                           114,011
                                                                                                         ---------------
Total liabilities                                                                                              4,798,251
                                                                                                         ---------------
Net Assets                                                                                               $   539,176,742
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    53,924,827
Paid-in capital in excess of par                                                                             485,323,123
Accumulated realized capital losses--net                                                                         (71,208)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 539,248,275 shares of
beneficial interest outstanding                                                                          $   539,176,742
                                                                                                         ===============

See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Statement of Operations for the Year Ended March 31, 2000
Investment Income:
Interest and amortization of premium and discount earned                                                 $    18,138,887

Expenses:
Investment advisory fees                                                               $     2,599,328
Distribution fees                                                                              649,944
Transfer agent fees                                                                             89,865
Accounting services                                                                             82,671
Professional fees                                                                               60,230
Custodian fees                                                                                  40,822
Registration fees                                                                               27,798
Printing and shareholder reports                                                                25,440
Pricing fees                                                                                    11,161
Trustees' fees and expenses                                                                      3,190
Other                                                                                            5,724
                                                                                       ---------------
Total expenses                                                                                                 3,596,173
                                                                                                         ---------------
Investment income--net                                                                                        14,542,714
Realized Loss on Investments--Net                                                                                (16,884)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    14,525,830
                                                                                                         ===============

See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Statements of Changes in Net Assets
                                                                                             For the Year Ended
                                                                                                  March 31,
                                                                                            2000              1999
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                  $   14,542,714    $   13,179,157
Realized loss on investments--net                                                              (16,884)           (7,926)
                                                                                        --------------    --------------
Net increase in net assets resulting from operations                                        14,525,830        13,171,231
                                                                                        --------------    --------------

Dividends to Shareholders:
Investment income--net                                                                     (14,542,714)      (13,179,157)
                                                                                        --------------    --------------
Net decrease in net assets resulting from dividends to shareholders                        (14,542,714)      (13,179,157)
                                                                                        --------------    --------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                         2,275,723,704     1,748,380,956
Net asset value of shares issued to shareholders in reinvestment of
dividends                                                                                   14,542,700        13,179,254
                                                                                        --------------    --------------
                                                                                         2,290,266,404     1,761,560,210
Cost of shares redeemed                                                                 (2,279,913,158)   (1,675,724,067)
                                                                                        --------------    --------------
Net increase in net assets derived from beneficial interest transactions                    10,353,246        85,836,143
                                                                                        --------------    --------------

Net Assets:
Total increase in net assets                                                                10,336,362        85,828,217
Beginning of year                                                                          528,840,380       443,012,163
                                                                                        --------------    --------------
End of year                                                                             $  539,176,742    $  528,840,380
                                                                                        ==============    ==============

See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2000         1999       1998        1997        1996
Per Share Operating Performance:
Net asset value, beginning of year                           $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                              .03         .03         .03         .03          .03
Realized loss on investments--net                                    --++        --++        --++        --++         --++
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                    .03         .03         .03         .03          .03
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends from investment income--net                         (.03)       (.03)       (.03)       (.03)        (.03)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of year                                  $    1.00   $    1.00   $    1.00   $    1.00    $    1.00
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment Return                                           2.81%       2.77%       3.08%       2.92%        3.19%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average Net Assets:
Expenses                                                           .69%        .70%        .70%        .71%         .72%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income--net                                            2.78%       2.71%       3.03%       2.86%        3.13%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental Data:
Net assets, end of year (in thousands)                       $  539,177  $  528,840  $  443,012  $  428,896   $  416,729
                                                             ==========  ==========  ==========  ==========   ==========


++Amount is less than $.01 per share.


See Notes to Financial Statements.



CMA Pennsylvania Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.



CMA Pennsylvania Municipal Money Fund
Notes to Financial Statements (concluded)

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares, redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2000, the Fund had a net capital loss carryforward of approximately $71,000, of which $13,000 expires in 2002, $11,000 expires in 2003, $22,000 expires in 2006, $4,000 expires in 2007 and $21,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
CMA Pennsylvania Municipal Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders,
CMA Pennsylvania Municipal Money Fund
of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 1, 2000
</AUDIT-REPORT>



CMA Pennsylvania Municipal Money Fund
Important Tax Information (unaudited)

All of the net investment income distributions paid daily by CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



CMA Pennsylvania Municipal Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
William E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].